First Quarter 2023 Investor Supplement

Product Developments
•Introduced Config Store, giving developers the ability to create key/value pairs that their edge logic can reference to make near real-time decisions from every server in Fastly’s platform.
•Released into GA support for Brotli, a next-generation lossless HTTP compression algorithm designed for text compression to improve website performance.
•Introduced into beta the Fastly Oblivious HTTP Relay, an architecture that allows receipt of critical request data from end users without any of the identifying metadata to ensure privacy.
•Released into GA WebSockets support, providing customers the ability to open a two-way interactive communication session between the end user's browser and the origin server.
•Launched a managed security service to protect enterprises from rising web application attacks with 24/7 threat detection and response service.
Key Metrics Highlights
•Trailing 12-month net retention rate (LTM NRR)1 decreased to 116% in the first quarter from 119% in the fourth quarter of 2022.
•Dollar-Based Net Expansion Rate (DBNER)2 decreased to 121% in the first quarter from 123% in the fourth quarter of 2022.
•Our total customer count was 3,100 in the first quarter, up 38 from the fourth quarter 2022; 540 were enterprise customers3 in the first quarter, up 7 from the fourth quarter of 2022. Please refer to footnote 3 for the updates made to our methodology.
•Our average enterprise customer spend7 was $795 thousand in the first quarter, down 3% quarter-over-quarter. Please refer to footnote 7 for the updates made to our methodology.

Calculations of Key and Other Selected Metrics – Quarterly (unaudited)
	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023
Total Customer Count(3)	2,695	2,848	2,929	2,965	3,025	3,039	3,062	3,100
Enterprise Customer Count(3)	431	457	467	488	499	511	533	540
Average Enterprise Customer Spend (in thousands)(7)	$701	$676	$751	$758	$742	$771	$822	$795
Enterprise Customer Revenue %	89%	89%	90%	90%	90%	91%	92%	91%
Total Customer Count (prior methodology)(3)	2,581	2,748	2,804	2,880	2,894	2,925	2,958	3,001
Enterprise Customer Count (prior methodology)(3)	408	430	445	457	471	482	493	514
Average Enterprise Customer Spend (in thousands; prior methodology)(7)	$702	$698	$704	$722	$730	$759	$782	$778
Enterprise Customer Revenue % (prior methodology)	89%	88%	88%	89%	88%	89%	89%	89%
Net Retention Rate (NRR) Quarter(8)	93%	112%	107%	114%	128%	115%	111%	105%
Net Retention Rate (NRR) LTM(1)	121%	114%	118%	115%	117%	118%	119%	116%
Dollar-Based Net Expansion Rate (DBNER)(2)	126%	118%	121%	118%	120%	122%	123%	121%
Annual Revenue Retention Rate (ARR)(9)	—%	—%	99.2%	—%	—%	—%	99.2%	—%
Global Network Capacity	145 TB/sec	167 TB/sec	184 TB/sec	198 TB/sec	215 TB/sec	233 TB/sec	252 TB/sec	265 TB/sec
Countries	28	31	32	34	34	35	35	35
Markets	61	68	71	75	78	79	79	79

*Note: The reporting of the dual key metrics with respect to Total Customer and Enterprise Customer counts and associated key metrics will be disclosed through the fourth quarter of fiscal year 2023, ending December 31, 2023.

Exhibit 99.2
Customer and Partner Highlights
•Google selected Fastly’s oblivious HTTP relay for its privacy sandbox initiative to enhance online privacy for billions of Chrome users via its FLEDGE solution.
•Fastly's streaming bandwidth reached a record 81.9 Tbps during a successful livestream of the Super Bowl supported by its automated traffic routing systems, Autopilot and Precision Path. This consistent track record with livestreaming led to major sporting event wins in international regions.
•Introduced a new partner program to deliver greater value for customers and partners, featuring a new tiered model with simplified pricing and packaging, enhancing resources to drive growth and success. The program was awarded CRN's 5-star rating.
•Sotheby’s, the world's largest, most trusted and dynamic marketplace for art and luxury chose Fastly’s network services for its advanced programmability.
•Plaid, a leading-edge Japanese e-commerce provider, chose Fastly’s network services over an incumbent competitor due to its advanced functionality.
•CareRev, a career and staffing technology platform for healthcare professionals, chose Fastly’s Next-Gen WAF.
•Fandom, a wiki hosting service focused on fan-based end user entertainment experiences chose Fastly’s network services over an incumbent competitor.
Second Quarter and Full Year 2023 Guidance:

	Q2 2023	Full Year 2023
Total Revenue (millions)	$117 - $120	$495 - $505
Non-GAAP Operating Loss (millions)(4)	($18.0) - ($16.0)	($53.0) - ($47.0)
Non-GAAP Net Loss per share (5) (6)	($0.11) - ($0.09)	($0.27) - ($0.21)

Key Metrics
1.We calculate LTM Net Retention Rate by dividing the total customer revenue for the prior twelve-month period (“prior 12-month period”) ending at the beginning of the last twelve-month period (“LTM period”) minus revenue contraction due to billing decreases or customer churn, plus revenue expansion due to billing increases during the LTM period from the same customers by the total prior 12-month period revenue. We believe the LTM Net Retention Rate is supplemental as it removes some of the volatility that is inherent in a usage-based business model.
2.We calculate Dollar-Based Net Expansion Rate by dividing the revenue for a given period from customers who remained customers as of the last day of the given period (the “current” period) by the revenue from the same customers for the same period measured one year prior (the “base” period). The revenue included in the current period excludes revenue from (i) customers that churned after the end of the base period and (ii) new customers that entered into a customer agreement after the end of the base period.
3.Under our new methodology, our number of customers are calculated based on the number of separate identifiable operating entities with which we have a billing relationship in good standing, from which we recognized revenue during the current quarter. Under our prior methodology, our number of customers are calculated based on the number of separate identifiable operating entities with which we have a billing relationship in good standing, from which we recognized revenue during the last month of the quarter. Under our new methodology, our enterprise customers are defined as those with annualized current quarter revenue in excess of $100,000. This is calculated by taking the revenue for each customer within the quarter and multiplying it by four. Under our prior methodology, our enterprise customers are defined as those with revenue in excess of $100,000 in the trailing 12-month period. Under our prior methodology, our total customer count was 3,001 in the first quarter, up 43 from the fourth quarter of 2022; 514 were enterprise customers in the first quarter, up 21 from the fourth quarter of 2022.
4.For a reconciliation of non-GAAP financial measures to their corresponding GAAP measures, please refer to the reconciliation table at the end of this letter.
5.Assumes weighted average basic shares outstanding of 127.6 million in Q2 2023 and 128.3 million for the full year 2023.
6.Non-GAAP Net Loss per share is calculated as Non-GAAP Net Loss divided by weighted average basic shares for 2023.
7.Under our new methodology, our average enterprise customer spend is calculated by taking the annualized current quarter revenue contributed by enterprise customers existing as of the current period, and dividing that by the number of enterprise customers as of the current period. Under our prior methodology, our average enterprise customer spend is calculated by taking the sum of the trailing 12-month revenue contributed by enterprise customers existing as of the current period, and dividing that by the number of enterprise customers as of the current period. Under our prior methodology, our average enterprise customer spend was $778 thousand in the first quarter, down 1% quarter-over-quarter.
8.Net Retention Rate measures the net change in monthly revenue from existing customers in the last month of the period (the “current" period month) compared to the last month of the same period one year prior (the “prior" period month). The revenue included in the current period month includes revenue from (i) revenue contraction due to billing decreases or customer churn and (ii) revenue expansion due to billing increases, but excludes revenue from new customers. We calculate Net Retention Rate by dividing the revenue from the current period month by the revenue in the prior period month.
9.Annual revenue retention rate is calculated by subtracting the quotient of the Annual Revenue Churn from all of our Churned Customers divided by our annual revenue of the same calendar year from 100%. Our “Annual Revenue Churn” is calculated by multiplying the final full month of revenue from a customer that terminated its contract with us (a “Churned Customer”) by the number of months remaining in the same calendar year.

Forward-Looking Statements

This investor supplement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended, about us and our industry that involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or Fastly's future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as "may," "will," "should," "expects," "plans," "anticipates,” “going to,” "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," "continue," “would,” or the negative of these words or other similar terms or expressions that concern Fastly's expectations, goals, strategy, priorities, plans, projections, or intentions. Forward-looking statements in this investor supplement include, but are not limited to, statements regarding Fastly’s future financial and operating performance, including its outlook and guidance; the growth and success of Fastly's partner program; and Fastly's strategies, product and business plans. Fastly's expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include the possibility that: Fastly is unable to attract and retain customers; Fastly's existing customers and partners do not maintain or increase usage of Fastly's platform; Fastly's platform and product features do not meet expectations, including due to defects, interruptions, security breaches, delays in performance or other similar problems; Fastly is unable to adapt to meet evolving market and customer demands and rapid technological change; Fastly is unable to comply with modified or new industry standards, laws and regulations; Fastly is unable to generate sufficient revenues to achieve or sustain profitability; Fastly’s limited operating history makes it difficult to evaluate its prospects and future operating results; Fastly is unable to effectively manage its growth; and Fastly is unable to compete effectively. The forward-looking statements contained in this investor supplement are also subject to other risks and uncertainties, including those more fully described in Fastly’s Annual Report on Form 10-K for the year ended December 31, 2022, and Fastly’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, and other filings and reports that we may file from time to time with the SEC. The forward-looking statements in this investor supplement are based on information available to Fastly as of the date hereof, and Fastly disclaims any obligation to update any forward-looking statements, except as required by law.
Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with accounting principles generally accepted in the United States ("GAAP"), the Company uses the following non-GAAP measures of financial performance: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, non-GAAP basic and diluted net loss per common share, non-GAAP research and development, non-GAAP sales and marketing, non-GAAP general and administrative, free cash flow and adjusted EBITDA. The presentation of this additional financial information is not intended to be considered in isolation from, as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. These non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP. In addition, these non-GAAP financial measures may be different from the non-GAAP financial measures used by other companies. These non-GAAP measures should only be used to evaluate our results of operations in conjunction with the corresponding GAAP measures. Management compensates for these limitations by reconciling these non-GAAP financial measures to the most comparable GAAP financial measures within our earnings releases.
Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss and non-GAAP basic and diluted net loss per common share, non-GAAP research and development, non-GAAP sales and marketing, and non-GAAP general and administrative differ from GAAP in that they exclude stock-based compensation expense, amortization of acquired intangible assets, acquisition-related expenses, executive transition costs, net gain on extinguishment of debt and amortization of debt discount and issuance costs.
Adjusted EBITDA: excludes stock-based compensation expense, depreciation and other amortization expenses, amortization of acquired intangible assets, acquisition-related expenses, executive transition costs, interest income, interest expense, including amortization of debt discount and issuance costs, net gain on extinguishment of debt, other income (expense), net, and income taxes.
Acquisition-related Expenses: consists of acquisition-related charges that are not related to ongoing operations. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net loss performance and its adjusted EBITDA performance because these charges may not be reflective of our core business, ongoing operating results, or future outlook.
Amortization of Acquired Intangible Assets: consists of non-cash charges that can be affected by the timing and magnitude of asset purchases and acquisitions. Management considers its operating results without this activity when evaluating its ongoing non-GAAP performance and its adjusted EBITDA performance because these charges are non-cash expenses that can be affected by the timing and magnitude of asset purchases and acquisitions and may not be reflective of our core business, ongoing operating results, or future outlook.

Amortization of Debt Discount and Issuance Costs: consists primarily of amortization expense related to our debt obligations. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net loss performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook. These are included in our total interest expense.
Capital Expenditures: consists of cash used for purchases of property and equipment, net of proceeds from sale of property and equipment, capitalized internal-use software and payments on finance lease obligations, as reflected in our statement of cash flows.
Depreciation and Other Amortization Expense: consists of non-cash charges that can be affected by the timing and magnitude of asset purchases. Management considers its operating results without this activity when evaluating its ongoing adjusted EBITDA performance because these charges are non-cash expenses that can be affected by the timing and magnitude of asset purchases and may not be reflective of our core business, ongoing operating results, or future outlook.
Executive Transition costs: consists of one-time cash and non-cash charges recognized with respect to changes in our executive’s employment status. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net loss performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Free Cash Flow: calculated as net cash used in operating activities less purchases of property and equipment, net of proceeds from sale of property and equipment, principal payments of finance lease liabilities, capitalized internal-use software costs and advance payments made related to capital expenditures. Management specifically identifies adjusting items in the reconciliation of GAAP to non-GAAP financial measures. Management considers non-GAAP free cash flow to be a profitability and liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that can possibly be used for investing in Fastly's business and strengthening its balance sheet, but it is not intended to represent the residual cash flow available for discretionary expenditures. The presentation of non-GAAP free cash flow is also not meant to be considered in isolation or as an alternative to cash flows from operating activities as a measure of liquidity.
Income Taxes: consists primarily of expenses recognized related to state and foreign income taxes. Management considers its operating results without this activity when evaluating its ongoing adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Interest Expense: consists primarily of interest expense related to our debt instruments, including amortization of debt discount and issuance costs. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net loss performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Interest Income: consists primarily of interest income related to our marketable securities. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net loss performance and adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Net Gain on Debt Extinguishment: relates to net gain on the partial repurchase of our outstanding convertible debt. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net loss performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Other Income (Expense), Net: consists primarily of foreign currency transaction gains and losses. Management considers its operating results without this activity when evaluating its ongoing adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Stock-based Compensation Expense: consists of expenses for stock options, restricted stock units, performance awards, restricted stock awards and Employee Stock Purchase Plan ("ESPP") under our equity incentive plans. Although stock-based compensation is an expense for the Company and is viewed as a form of compensation, management considers its operating results without this activity when evaluating its ongoing non-GAAP net loss performance and its adjusted EBITDA performance, primarily because it is a non-cash expense not believed by management to be reflective of our core business, ongoing operating results, or future outlook. In addition, the value of some stock-based instruments is determined using formulas that incorporate variables, such as market volatility, that are beyond our control.

Management believes these non-GAAP financial measures and adjusted EBITDA serve as useful metrics for our management and investors because they enable a better understanding of the long-term performance of our core business and facilitate comparisons of our operating results over multiple periods and to those of peer companies, and when taken together with the corresponding GAAP financial measures and our reconciliations, enhance investors' overall understanding of our current financial performance.
In the financial tables below, the Company provides a reconciliation of the most comparable GAAP financial measure to the historical non-GAAP financial measures used in this investor supplement.

Consolidated Statements of Operations – Quarterly
(unaudited, in thousands, except per share amounts)

	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023
Revenue	$85,026	$86,735	$97,717	$102,382	$102,518	$108,504	$119,321	$117,564
Cost of revenue(1)	40,320	41,244	47,944	53,915	56,466	55,825	56,738	57,310
Gross profit	44,706	45,491	49,773	48,467	46,052	52,679	62,583	60,254
Operating expenses:
Research and development(1)	30,346	32,528	34,997	40,437	38,717	38,957	37,197	37,431
Sales and marketing(1)	36,334	39,288	42,151	41,480	46,760	47,006	44,623	44,271
General and administrative (1)	35,494	28,609	29,281	29,554	29,543	32,481	29,225	25,827
Total operating expenses	102,174	100,425	106,429	111,471	115,020	118,444	111,045	107,529
Loss from operations	(57,468)	(54,934)	(56,656)	(63,004)	(68,968)	(65,765)	(48,462)	(47,275)
Net gain on extinguishment of debt	—	—	—	—	54,391	—	—	—
Interest income	276	280	552	681	1,502	1,967	2,894	4,186
Interest expense	(1,436)	(1,555)	(1,593)	(1,622)	(1,530)	(1,381)	(1,354)	(1,213)
Other income (expense)	178	41	201	(279)	(1,673)	1,877	46	(250)
Loss before income taxes	(58,450)	(56,168)	(57,496)	(64,224)	(16,278)	(63,302)	(46,876)	(44,552)
Income tax expense (benefit)	(155)	30	25	40	159	118	(223)	135
Net loss	$(58,295)	$(56,198)	$(57,521)	$(64,264)	$(16,437)	$(63,420)	$(46,653)	$(44,687)
Net loss per share attributable to common stockholders, basic and diluted	$(0.51)	$(0.48)	$(0.49)	$(0.54)	$(0.14)	$(0.52)	$(0.38)	$(0.36)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	115,326	116,475	118,161	119,673	121,242	122,339	123,587	125,418
__________
(1)Includes stock-based compensation expense as follows:

	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023
Cost of revenue	$1,828	$1,897	$2,316	$2,946	$3,188	$2,978	$2,938	$2,681
Research and development	8,634	14,752	15,675	18,589	13,889	14,488	11,469	11,481
Sales and marketing	5,631	9,121	11,399	10,094	10,184	10,920	7,885	6,705
General and administrative	17,333	10,866	10,198	8,393	7,717	10,992	9,126	7,284
Total	$33,426	$36,636	$39,588	$40,022	$34,978	$39,378	$31,418	$28,151

Reconciliation of GAAP to Non-GAAP Financial Measures - Quarterly
(unaudited, in thousands, except per share amounts)

	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023
Gross Profit
GAAP gross Profit	$44,706	$45,491	$49,773	$48,467	$46,052	$52,679	$62,583	$60,254
Stock-based compensation	1,828	1,897	2,316	2,946	3,188	2,978	2,938	2,681
Amortization of acquired intangible assets	2,475	2,475	2,475	2,475	2,475	2,475	2,475	2,475
Non-GAAP gross profit	49,009	49,863	54,564	53,888	51,715	58,132	67,996	65,410
GAAP gross margin	52.6%	52.4%	50.9%	47.3%	44.9%	48.6%	52.4%	51.3%
Non-GAAP gross margin	57.6%	57.5%	55.8%	52.6%	50.4%	53.6%	57.0%	55.6%

Research and development
GAAP research and development	30,346	32,528	34,997	40,437	38,717	38,957	37,197	37,431
Stock-based compensation	(8,634)	(14,752)	(15,675)	(18,589)	(13,889)	(14,488)	(11,469)	(11,481)
Non-GAAP research and development	21,712	17,776	19,322	21,848	24,828	24,469	25,728	25,950

Sales and marketing
GAAP sales and marketing	36,334	39,288	42,151	41,480	46,760	47,006	44,623	44,271
Stock-based compensation	(5,631)	(9,121)	(11,399)	(10,094)	(10,184)	(10,920)	(7,885)	(6,705)
Amortization of acquired intangible assets	(2,709)	(2,709)	(2,710)	(2,709)	(2,710)	(2,897)	(2,575)	(2,575)
Non-GAAP sales and marketing	27,994	27,458	28,042	28,677	33,866	33,189	34,163	34,991

General and administrative
GAAP general and administrative	35,494	28,609	29,281	29,554	29,543	32,481	29,225	25,827
Stock-based compensation	(17,333)	(10,866)	(10,198)	(8,393)	(7,717)	(7,959)	(9,126)	(7,284)
Executive transition costs	—	—	—	—	—	(4,207)	—	—
Acquisition-related expenses	(1,298)	(179)	(149)	(58)	(1,912)	—	—	—
Non-GAAP general and administrative	16,863	17,564	18,934	21,103	19,914	20,315	20,099	18,543

Operating loss
GAAP operating loss	(57,468)	(54,934)	(56,656)	(63,004)	(68,968)	(65,765)	(48,462)	(47,275)
Stock-based compensation	33,426	36,636	39,588	40,022	34,978	36,345	31,418	28,151
Executive transition costs	—	—	—	—	—	4,207	—	—
Amortization of acquired intangible assets	5,184	5,184	5,185	5,184	5,185	5,372	5,050	5,050
Acquisition-related expenses	1,298	179	149	58	1,912	—	—	—
Non-GAAP operating loss	(17,560)	(12,935)	(11,734)	(17,740)	(26,893)	(19,841)	(11,994)	(14,074)

Net loss
GAAP net loss	(58,295)	(56,198)	(57,521)	(64,264)	(16,437)	(63,420)	(46,653)	(44,687)
Stock-based compensation	33,426	36,636	39,588	40,022	34,978	36,345	31,418	28,151
Executive transition costs	—	—	—	—	—	4,207	—	—
Amortization of acquired intangible assets	5,184	5,184	5,185	5,184	5,185	5,372	5,050	5,050
Acquisition-related expenses	1,298	179	149	58	1,912	—	—	—
Net gain on extinguishment of debt	—	—	—	—	(54,391)	—	—	—
Amortization of debt issuance costs	993	967	947	963	776	714	716	716
Non-GAAP net loss	$(17,394)	$(13,232)	$(11,652)	$(18,037)	$(27,977)	$(16,782)	$(9,469)	$(10,770)

GAAP net loss per common share—basic and diluted	$(0.51)	$(0.48)	$(0.49)	$(0.54)	$(0.14)	$(0.52)	$(0.38)	$(0.36)
Non-GAAP net loss per common share—basic and diluted	$(0.15)	$(0.11)	$(0.10)	$(0.15)	$(0.23)	$(0.14)	$(0.08)	$(0.09)
Weighted average basic common shares	115,326	116,475	118,161	119,673	121,242	122,339	123,587	125,418

Reconciliation of GAAP to Non-GAAP Financial Measures - Quarterly (Continued)
(unaudited, in thousands, except per share amounts)

	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023
Adjusted EBITDA
GAAP net loss	$(58,295)	$(56,198)	$(57,521)	$(64,264)	$(16,437)	$(63,420)	$(46,653)	$(44,687)
Stock-based compensation	33,426	36,636	39,588	40,022	34,978	36,345	31,418	28,151
Executive transition costs	—	—	—	—	—	4,207	—	—
Depreciation and other amortization	7,000	7,489	8,228	9,975	10,860	10,786	11,903	12,179
Amortization of acquired intangible assets	5,184	5,184	5,185	5,184	5,185	5,372	5,050	5,050
Acquisition-related expenses	1,298	179	149	58	1,912	—	—	—
Interest income	(276)	(280)	(552)	(681)	(1,502)	(1,967)	(2,894)	(4,186)
Interest expense	443	588	646	—	754	667	638	497
Amortization of debt discount and issuance costs	993	967	947	963	776	714	716	716
Net gain on extinguishment of debt	—	—	—	—	(54,391)	—	—	—
Other (income) expense, net	(178)	(41)	(201)	279	1,673	(1,877)	(46)	250
Income tax (benefit) expense	(155)	30	25	40	159	118	(223)	135
Adjusted EBITDA	$(10,560)	$(5,446)	$(3,506)	$(7,765)	$(16,033)	$(9,055)	$(91)	$(1,895)

Non-GAAP Consolidated Statements of Operations - Quarterly
(unaudited, in thousands, except per share amounts)

	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023
Revenue	$85,026	$86,735	$97,717	$102,382	$102,518	$108,504	$119,321	$117,564
Cost of revenue (1)(2)	36,017	36,872	43,153	48,494	50,803	50,372	51,325	52,154
Gross profit	49,009	49,863	54,564	53,888	51,715	58,132	67,996	65,410
Operating expenses:
Research and development(1)	21,712	17,776	19,322	21,848	24,828	24,469	25,728	25,950
Sales and marketing(1)(2)	27,994	27,458	28,042	28,677	33,866	33,189	34,163	34,991
General and administrative (1)(3)(7)	16,863	17,564	18,934	21,103	19,914	20,315	20,099	18,543
Total operating expenses	66,569	62,798	66,298	71,628	78,608	77,973	79,990	79,484
Income (loss) from operations(1)(2)(3)(7)	(17,560)	(12,935)	(11,734)	(17,740)	(26,893)	(19,841)	(11,994)	(14,074)
Interest income	276	280	552	681	1,502	1,967	2,894	4,186
Interest expense(4)	(443)	(588)	(646)	(659)	(754)	(667)	(638)	(497)
Other income (expense), net	178	41	201	(279)	(1,673)	1,877	46	(250)
Income (loss) before income tax expense (benefit)(5)	(17,549)	(13,202)	(11,627)	(17,997)	(27,818)	(16,664)	(9,692)	(10,635)
Income tax expense (benefit)(6)	(155)	30	25	40	159	118	(223)	135
Net income (loss)(1)(2)(3)(4)(5)(6)(7)	$(17,394)	$(13,232)	$(11,652)	$(18,037)	$(27,977)	$(16,782)	$(9,469)	$(10,770)
Net income (loss) per share attributable to common stockholders, basic and diluted	$(0.15)	$(0.11)	$(0.10)	$(0.15)	$(0.23)	$(0.14)	$(0.08)	$(0.09)
Weighted-average shares used in computing net income (loss) per share attributable to common stockholders, basic and diluted	115,326	116,475	118,161	119,673	121,242	122,339	123,587	125,418
(1) Excludes stock-based compensation. See GAAP to Non-GAAP reconciliations.
(2) Excludes amortization of acquired intangible assets. See GAAP to Non-GAAP reconciliations.
(3) Excludes acquisition-related and other expenses. See GAAP to Non-GAAP reconciliations.
(4) Excludes amortization of debt discount and issuance costs. See GAAP to Non-GAAP reconciliations.
(5) Excludes net gain on extinguishment of debt. See GAAP to Non-GAAP reconciliations.
(6) Excludes acquisition-related tax benefit. See GAAP to Non-GAAP reconciliations.
(7) Excludes executive transition costs. See GAAP to Non-GAAP reconciliations.

Consolidated Balance Sheets - Quarterly
(unaudited, in thousands)

	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023
Assets
Current assets:
Cash and cash equivalents	$687,986	$282,131	$166,068	$245,794	$62,510	$87,897	$143,391	$348,463
Marketable securities	241,744	361,290	361,795	393,950	419,905	445,048	374,581	198,116
Accounts receivable, net	56,065	54,234	64,625	73,717	68,218	72,914	89,578	85,344
Prepaid expenses and other current assets	22,309	22,230	32,160	23,616	29,037	31,321	28,933	29,717
Total current assets	1,008,104	719,885	624,648	737,077	579,670	637,180	636,483	661,640
Property and equipment, net	116,471	147,729	166,961	174,550	173,950	179,080	180,378	179,922
Operating lease right-of-use assets, net	62,630	70,149	69,631	63,455	69,861	72,374	68,440	60,615
Goodwill	635,646	635,635	636,805	637,570	670,186	670,158	670,185	670,192
Intangible assets, net	113,215	107,905	102,596	97,287	93,978	88,482	82,900	77,725
Marketable securities, non-current	173,227	429,489	528,911	394,464	284,951	186,066	165,105	117,518
Other assets	27,578	28,142	29,468	30,020	60,199	73,258	92,622	94,798
Total assets	$2,136,871	$2,138,934	$2,159,020	$2,134,423	$1,932,795	$1,906,598	$1,896,113	$1,862,410
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$10,202	$7,766	$9,257	$8,248	$10,011	$8,265	$4,786	$4,668
Accrued expenses	28,609	36,063	36,112	49,902	49,943	54,186	61,161	42,311
Finance lease liabilities	14,773	18,675	21,125	26,766	28,088	27,807	28,954	24,763
Operating lease liabilities	19,713	20,007	20,271	18,688	19,243	20,919	23,026	20,516
Other current liabilities	29,735	24,758	45,107	36,569	33,705	33,422	34,394	32,942
Total current liabilities	103,032	107,269	131,872	140,173	140,990	144,599	152,321	125,200
Long-term debt, less current portion	931,385	932,305	933,205	934,121	703,375	704,042	704,710	705,378
Finance lease liabilities, noncurrent	19,685	24,659	22,293	28,867	26,479	21,027	15,507	10,858
Operating lease liabilities, noncurrent	47,177	54,066	55,114	52,334	60,657	62,750	61,341	56,275
Other long-term liabilities	6,502	5,056	2,583	2,205	7,556	7,201	7,076	6,144
Total liabilities	1,107,781	1,123,355	1,145,067	1,157,700	939,057	939,619	940,955	903,855
Stockholders’ equity:
Class A and Class B common stock	2	2	2	2	2	2	2	2
Additional paid-in capital	1,426,520	1,469,366	1,527,468	1,561,371	1,597,869	1,634,666	1,666,106	1,710,498
Accumulated other comprehensive loss	(261)	(420)	(2,627)	(9,496)	(12,542)	(12,678)	(9,286)	(5,594)
Accumulated deficit	(397,171)	(453,369)	(510,890)	(575,154)	(591,591)	(655,011)	(701,664)	(746,351)
Total stockholders’ equity	1,029,090	1,015,579	1,013,953	976,723	993,738	966,979	955,158	958,555
Total liabilities and stockholders’ equity	$2,136,871	$2,138,934	$2,159,020	$2,134,423	$1,932,795	$1,906,598	$1,896,113	$1,862,410

Consolidated Statements of Cash Flows – Quarterly
(unaudited, in thousands)

	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023
Cash flows from operating activities:
Net loss	$(58,295)	$(56,198)	$(57,521)	$(64,264)	$(16,437)	$(63,420)	$(46,653)	$(44,687)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation expense	6,927	7,364	8,089	9,850	10,736	10,662	11,371	12,040
Amortization of intangible assets	5,257	5,309	5,309	5,309	5,309	5,496	5,582	5,175
Non-cash lease expense	5,379	6,176	6,085	5,914	5,608	8,133	5,793	6,115
Amortization of debt discount and issuance costs	937	966	950	964	775	715	715	716
Amortization of deferred contract costs	1,535	1,621	1,727	1,851	2,138	2,031	2,896	3,425
Stock-based compensation	33,426	36,636	39,588	40,022	34,978	39,378	31,418	28,151
Provision for credit losses	225	236	155	127	402	1,253	624	533
(Gain) loss on disposals of property and equipment	—	(204)	(123)	268	586	—	—	251
Amortization and accretion of discounts and premiums on investments	—	—	—	957	894	771	515	449
Impairment of operating lease right-of-use assets	—	—	—	—	—	—	2,083	—
Net gain on extinguishment of debt	—	—	—	—	(54,391)	—	—	—
Other adjustments	749	683	729	128	(67)	(353)	3,980	(243)
Changes in operating assets and liabilities:
Accounts receivable	(3,927)	1,595	(10,546)	(9,219)	5,097	(5,949)	(17,288)	3,701
Prepaid expenses and other current assets	(3,814)	(8)	725	(2,111)	(2,701)	(975)	(971)	(634)
Other assets	(2,137)	(2,231)	(3,103)	(2,451)	(3,948)	(13,505)	(15,492)	(7,212)
Accounts payable	(1,957)	(1,815)	1,799	(2,492)	3,336	(4,301)	(1,267)	(175)
Accrued expenses	(3,080)	6,548	1,548	4,891	(3,729)	3,328	3,799	(6,827)
Operating lease liabilities	(5,567)	(5,897)	(5,732)	(5,632)	(5,349)	(7,462)	(4,335)	(5,750)
Other liabilities	7,328	(3,472)	2,413	2,698	83	(3,436)	5,102	(3,889)
Net cash used in operating activities	(17,014)	(2,691)	(7,908)	(13,190)	(16,680)	(27,634)	(12,128)	(8,861)
Cash flows from investing activities:
Purchases of marketable securities	(269,537)	(443,701)	(150,586)	(148,193)	(207,286)	—	—	—
Sales of marketable securities	—	51,739	2,291	2,301	159,552	—	65	—
Maturities of marketable securities	31,750	15,600	45,232	240,547	127,333	72,857	94,303	227,211
Business acquisitions, net of cash acquired	—	—	(1,169)	(775)	(25,224)	(1,746)	1,843	—
Advance payment for purchase of property and equipment	—	—	—	—	(29,310)	(1,964)	(10,923)	—
Purchases of property and equipment(1)	(2,934)	(20,254)	(3,549)	(2,387)	(6,428)	(2,631)	(8,529)	(3,494)
Proceeds from sale of property and equipment	—	291	297	—	241	125	126	22
Capitalized internal-use software	(1,691)	(7,619)	(3,180)	(3,810)	(4,926)	(5,120)	(4,290)	(4,209)
Purchases of intangible assets	(2,093)	1	—	—	—	—	—	—
Net cash provided by (used in) investing activities(1)	(244,505)	(403,943)	(110,664)	87,683	13,952	61,521	72,595	219,530
Cash flows from financing activities:
Net cash paid for debt extinguishment	—	—	—	—	(177,082)	—	—	—
Repayments of finance lease liabilities(1)	(3,628)	(3,985)	(3,004)	(7,159)	(3,870)	(7,076)	(4,427)	(8,645)
Cash received for restricted stock sold in advance of vesting conditions	—	—	—	10,655	—	—	—	—
Cash paid for early sale of restricted shares	—	—	—	(3,498)	(3,539)	(3,618)	—	—
Proceeds from employee stock purchase plan	1,493	1,430	2,075	2,406	1,571	1,749	(949)	2,596
Proceeds from exercise of vested stock options	2,886	3,489	3,532	3,048	1,721	555	364	336
Net cash provided by (used in) financing activities(1)	751	934	2,603	5,452	(181,199)	(8,390)	(5,012)	(5,713)
Effects of exchange rate changes on cash, cash equivalents, and restricted cash	(29)	(242)	(94)	(219)	(100)	(110)	39	116
Net increase (decrease) in cash, cash equivalents, and restricted cash	(260,797)	(405,942)	(116,063)	79,726	(184,027)	25,387	55,494	205,072
Cash, cash equivalents, and restricted cash at beginning of period	949,763	688,966	283,024	166,961	246,687	62,660	88,047	143,541
Cash, cash equivalents, and restricted cash at end of period	$688,966	$283,024	$166,961	$246,687	$62,660	$88,047	$143,541	$348,613
__________
(1)Amounts disclosed for Q1 2022 and Q2 2022 have been revised from the amounts disclosed in our previous investor supplements to match amounts reported in the applicable Quarterly Reports on Form 10-Q.

Free Cash Flow
(in thousands, unaudited)

	Quarter ended
	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023
Cash flow used in operations	$(17,014)	$(2,691)	$(7,908)	$(13,190)	$(16,680)	$(27,634)	$(12,128)	$(8,861)
Capital expenditures(1):
Purchases of property and equipment	(2,934)	(20,254)	(3,549)	(2,387)	(6,428)	(2,631)	(8,529)	(3,494)
Proceeds from sale of property and equipment	—	291	297	—	241	125	126	22
Capitalized internal-use software	(1,691)	(7,619)	(3,180)	(3,810)	(4,926)	(5,120)	(4,290)	(4,209)
Repayments of finance lease liabilities	(3,628)	(3,985)	(3,004)	(7,159)	(3,870)	(7,076)	(4,427)	(8,645)
Advance payment for purchase of property and equipment (2)	—	—	—	—	(29,310)	(1,964)	(10,923)	—
Free Cash Flow	$(25,267)	$(34,258)	$(17,344)	$(26,546)	$(60,973)	$(44,300)	$(40,171)	$(25,187)
__________
(1)Capital expenditures are defined as cash used for purchases of property and equipment, net of proceeds from sale of property and equipment, and capitalized internal-use software and payments on finance lease obligations, as reflected in our statement of cash flows.
(2)As reflected in our statement of cash flows. In the three months ended March 31, 2023, we received $1.4 million of capital equipment that was prepaid prior to the current quarter.